UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22850

Permal Hedge Strategies Portfolio

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Schedule of investments

March 31, 2016

Permal Hedge Strategies Portfolio

	Cost		Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Axar Offshore Fund, Ltd.*(b)(d)	$2,000,000		$1,851,435	3.64%
Empyrean Capital Overseas Fund, Ltd.*(b)(d)	3,350,000		3,376,966	6.64
Fortelus Special Situations Fund, Ltd.*(h)	65,763		124,083	0.24
H Offshore Fund, Ltd.*(b)(d)	650,000		1,443,236	2.84
OZ Overseas Fund II, Ltd.*(b)	1,519,254		1,497,066	2.94
Palomino Fund, Ltd.*(c)(e)	1,079,263		1,068,921	2.10
Third Point Offshore Fund, Ltd.*(b)	2,318,978		2,625,833	5.16
Twin Offshore, Ltd.*(a)	2,934,949		2,683,475	5.27
York Investment, Ltd.*(b)	2,413,371		1,931,119	3.79
Total Event Driven	16,331,578		16,602,134	32.62
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd.*(i)	34,983		10,794	0.02
Canyon Balanced Fund (Cayman), Ltd.*(b)(d)	2,150,000		2,396,437	4.71
Gracie International Credit Opportunities Fund, Ltd.*(b)	1,875,000		2,006,942	3.94
New Generation Turnaround Fund, Ltd.*(a)(f)	1,637,223		1,276,845	2.51
Reef Road Fund Ltd.*(c)	1,250,000		1,158,662	2.28
River Birch International, Ltd.*(b)(d)	3,000,000		2,823,073	5.54
Standard General Offshore Fund, Ltd.*(b)(d)	2,400,000		2,375,857	4.67
Stone Lion Fund, Ltd.*(j)	1,150,973		887,237	1.74
York Credit Opportunities Unit Trust*(b)	2,300,000		2,132,605	4.19
Total Fixed Income Hedge	15,798,179		15,068,452	29.60
Fixed Income Long — Developed Markets
LibreMax Offshore Fund, Ltd.*(b)(d)	2,765,000		2,963,341	5.82
Monarch Debt Recovery Fund, Ltd.*(c)(g)	1,350,000		1,639,387	3.22
Shenkman Energy Opportunity Fund Ltd.*(b)	1,050,000		855,181	1.68
Total Fixed Income Long — Developed Markets	5,165,000		5,457,909	10.72
Macro
Caxton Global Investments, Ltd.*(b)	1,950,000		2,120,839	4.17
Gavea Fund, Ltd.*(a)	1,850,000		1,900,807	3.74
Graticule Asia Macro Fund Ltd*(b)	1,000,000		943,041	1.85
London Select Fund Ltd.*(a)	1,550,000		1,599,650	3.14
Moore Macro Managers Fund, Ltd.*(b)	900,000		1,004,222	1.97
Systematica BlueTrend Fund Limited*(a)	1,350,000		1,534,289	3.01
The Tudor BVI Global Fund, Ltd.*(b)	2,000,000		2,240,037	4.40
Total Macro	10,600,000		11,342,885	22.28
Total Investments in Portfolio Funds	$47,894,757	#	48,471,380	95.22
Other Assets Less Liabilities			2,430,719	4.78
Net Assets			$50,902,099	100.00%

See Notes to Financial Statements.

48	Permal Hedge Strategies Portfolio 2016 Annual Report

Permal Hedge Strategies Portfolio

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*	Non-income producing securities.

(a)	Redemptions permitted monthly.

(b)	Redemptions permitted quarterly.

(c)	Redemptions permitted annually.

(d)	Subject to investor level gates if a significant portion of the investment is redeemed.

(e)	Subject to a minimum lock-up period.

(f)	$164,280 of this investment is subject to a minimum lock-up period.

(g)	$249,850 of this investment is subject to a minimum lock-up period.

(h)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.

(i)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, Permal Hedge Strategies Portfolio will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate the underlying investments.

(j)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, Permal Hedge Strategies Portfolio will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate the underlying investments. Subsequent to year end, on April 25, 2016, Permal Hedge Strategies Portfolio received proceeds of $410,049.

#	Aggregate cost for U.S. federal income tax purposes is $53,864,708.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2016 Annual Report	49

Statement of assets and liabilities

March 31, 2016

Assets
Investments in Portfolio Funds, at fair value (Cost — $47,894,757)	$48,471,380
Cash	2,365,822
Redemptions receivable from Portfolio Funds	4,255,939
Receivable for reimbursement from adviser	98
Total Assets	55,093,239

Liabilities
Capital withdrawals payable	3,885,000
Professional fees payable	207,018
Management fees payable	50,346
Trustees’ fees payable	2,743
Accrued expenses	46,033
Total Liabilities	4,191,140
Total Net Assets	$50,902,099

Net Assets Consist of
Investors’ capital	$50,325,476
Net unrealized appreciation/depreciation	576,623
Total Net Assets	$50,902,099

See Notes to Financial Statements.

50	Permal Hedge Strategies Portfolio 2016 Annual Report

Statement of operations

For the Year Ended March 31, 2016

Investment Income
Income	$13,272
Total Investment Income	13,272

Fund Expenses
Investment management fee (Note 2)	628,347
Professional fees	259,130
Administration fees	153,950
Trustees’ fees	17,580
Custodian fees	1,267
Miscellaneous expenses	25,562
Total Operating Expenses	1,085,836
Less: Fee waivers and /or expense reimbursements (Note 2)	(30,039)
Net Expenses	1,055,797
Net Investment Loss	(1,042,525)
Net Realized Gain From Investments in Portfolio Funds	1,182,233
Net Change in Unrealized Depreciation From Investments in Portfolio Funds	(5,453,891)
Net Decrease in Net Assets Resulting From Operations	$(5,314,183)

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2016 Annual Report	51

Statements of changes in net assets

For the Year Ended March 31,	2016	2015

Net Increase (Decrease) in Net Assets:

Operations:
Net investment loss	$(1,042,525)	$(847,696)
Net realized gain from investments in Portfolio Funds	1,182,233	239,492
Net change in unrealized appreciation (depreciation) from investments in Portfolio Funds	(5,453,891)	1,046,446
Net Increase (Decrease) in Net Assets Resulting From Operations	(5,314,183)	438,242

Capital Transactions:
Proceeds from contributions	6,171,500	25,617,110
Value of withdrawals	(8,365,000)	—
Net Increase (Decrease) in Net Assets From Capital Transactions	(2,193,500)	25,617,110
Increase (Decrease) in Net Assets	(7,507,683)	26,055,352

Net Assets:
Beginning of year	58,409,782	32,354,430
End of year	$50,902,099	$58,409,782

See Notes to Financial Statements.

52	Permal Hedge Strategies Portfolio 2016 Annual Report

Statement of cash flows

For the Year Ended March 31, 2016

Cash Used in Operating Activities
Net decrease in net assets resulting from operations	$(5,314,183)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Portfolio Funds	(7,450,000)
Proceeds from the disposition of investments in Portfolio Funds	6,918,264
Net realized gain on investments in Portfolio Funds	(1,182,233)
Net change in unrealized depreciation from investments in Portfolio Funds	5,453,891
Decrease in investments in Portfolio Funds paid in advance	1,500,000
Decrease in receivable for reimbursement from adviser	7,855
Decrease in professional fees payable	(3,477)
Decrease in management fees payable	(3,238)
Increase in trustees’ fees payable	1,978
Decrease in accrued expenses	(2,476)
Net Cash Used in Operating Activities	(73,619)

Cash Provided by Financing Activities
Proceeds from contributions	5,755,500
Value of withdrawals	(4,480,000)
Net Cash Provided by Financing Activities	1,275,500

Cash
Net increase in cash	1,201,881
Cash at beginning of year	1,163,941
Cash at end of year	$2,365,822

Supplemental Non-Cash Information
In-kind transfer of investments in Portfolio Funds (Note 3)	$1,079,263

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2016 Annual Report	53

Financial highlights

For each year ended March 31, unless otherwise noted:
	2016	2015	2014[1]

Net assets, end of year (000s)	$50,902	$58,410	$32,354
Total return[2]	(8.71)%	0.85%	5.49%

Ratios to average net assets:
Gross expenses[3]	1.90%	2.14%	2.97%
Net expenses[3,4]	1.85%	1.85%	2.01%
Net investment loss	(1.83)%	(1.76)%	(1.96)%

Portfolio turnover	16%[5]	5%	5%

[1]	For the period June 12, 2013 (commencement of operations) to March 31, 2014.

[2]

Permal Hedge Strategies Portfolio is a closed-end fund, the shares of which are offered to the feeder funds. No secondary market for Permal Hedge Strategies Portfolio’s shares exists. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. The total return for periods less than one year has not been annualized.

[3]	Does not include expenses of the Portfolio Funds in which Permal Hedge Strategies Portfolio invests.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Includes an in-kind transfer where Permal Hedge Strategies Portfolio’s interests in a Portfolio Fund were transferred to another Portfolio Fund. Absent this transaction, the portfolio turnover would have been 14%.

See Notes to Financial Statements.

54	Permal Hedge Strategies Portfolio 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Permal Hedge Strategies Portfolio (the “Master Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On June 12, 2013, Permal Hedge Strategies Fund I transferred substantially all of its assets to the Master Fund in return for an interest in the Master Fund. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Master Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Master Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Master Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management LLC. (“Permal”), the Master Fund’s sub-adviser, or the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Master Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Master Fund’s interests in the Portfolio Funds as of each date upon which the Master Fund calculates its net asset value (“NAV Date”). The Master Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent Underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Master Fund on a timely basis, the Master Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as any other relevant information available at the NAV Date. Certain securities in which the

Permal Hedge Strategies Portfolio 2016 Annual Report	55

Notes to financial statements (cont’d)

Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Master Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value consistent with U.S. GAAP.

The Board of Trustees (the “Board”) is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Master Fund’s pricing policies, and reporting to the Board.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At March 31, 2016, $124,083 or 0.2% of the Master Fund’s net assets was invested in a side pocket maintained by a Portfolio Fund.

As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. The Portfolio Funds generally require advance notice of an investor’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value in accordance with U.S. GAAP. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Master Fund considers whether an adjustment should be made to an Underlying NAV when the Underlying NAV does not represent fair value consistent with U.S. GAAP or when it is probable that the Master Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of March 31, 2016.

56	Permal Hedge Strategies Portfolio 2016 Annual Report

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Master Fund as of March 31, 2016. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect their liquidity. The Master Fund had no unfunded capital commitments as of March 31, 2016.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 20 to 90 day notice period. Portfolio Funds representing approximately 2% in this strategy have redemptions subject to a minimum lock-up period. Portfolio Funds representing approximately 4% in this strategy are in liquidation. Portfolio Funds representing approximately 52% in this strategy have gated redemptions at the investor account level and limit investors’ ability to redeem their full holdings at any redemption date. The remaining approximately 42% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve

Permal Hedge Strategies Portfolio 2016 Annual Report	57

Notes to financial statements (cont’d)

investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of trustees to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to 30 to 90 day notice period. A Portfolio Fund representing approximately 6% in this strategy has redemptions subject to a minimum lock-up period. A Portfolio Fund representing approximately 1% in this strategy is classified as a side pocket investment. Portfolio Funds representing approximately 40% in this strategy have gated redemptions at the investor account level and limit investors’ ability to redeem their full holdings at any redemption date. The remaining approximately 53% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals,

58	Permal Hedge Strategies Portfolio 2016 Annual Report

agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to 30 to 90 day notice period. All of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

The Master Fund is not able to obtain complete investment holding details of each of the Portfolio Funds in order to determine whether the Master Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the net assets of the Master Fund as of March 31, 2016. However, as of each Portfolio Fund’s most recently available audited financial statements, a review of the condensed schedule of investments did not indicate any investments for which the Master Fund’s proportionate share exceeded 5% of net assets of the Master Fund.

(b) Cash. The cash at March 31, 2016 consists of deposit accounts with The Bank of New York Mellon. Such cash, at times, may exceed U.S. federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(c) Security transactions and investment income. The Master Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on Master Fund transactions are determined by use of the specific identification method. Interest income and expenses are recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Master Fund will indirectly bear a portion of the Portfolio Funds’ income and expenses, including management fees and incentive fees charged by the Portfolio Funds. That income and those expenses are recorded in the Master Fund’s financial statements as unrealized appreciation/ depreciation and not as income or expense on the Statement of Operations or in the Financial Highlights.

(d) Compensating balance arrangements. The Master Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Master Fund’s cash on deposit with the bank.

(e) Method of allocation. Net investment income and net realized gains and/or losses of the Master Fund are allocated pro rata, based on respective ownership interests, among the investors in the Master Fund.

(f) Income taxes. The Master Fund is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Fund is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains

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Notes to financial statements (cont’d)

and losses of the Master Fund. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Fund’s assets will be managed so an investor in the Master Fund can satisfy the requirements of Subchapter M of the Internal Revenue Code.

For tax purposes, the Master Fund became a partnership following the special distribution on June 27, 2013 made by Permal Hedge Strategies Fund I when Permal Hedge Strategies Fund I and Permal Hedge Strategies Fund II contributed their interests in the Portfolio Funds received as a result of this special distribution to the Master Fund in exchange for interests in the Master Fund.

The tax basis of the investments in the Portfolio Funds that were contributed to the Master Fund was increased for the gain recognized by Permal Hedge Strategies Fund I as a result of the special distribution. This resulted in a higher tax vs. book cost of investments at the Master Fund and less gain or more loss to be recognized upon future dispositions of the Portfolio Funds.

Management has analyzed the Master Fund’s tax positions taken or expected to be taken on income tax returns for all open tax years and has concluded that as of March 31, 2016, no provision for income tax is required in the Master Fund’s financial statements. The Master Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Master Fund’s investment manager and Permal is the Master Fund’s sub-adviser and is a member of the Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Under the investment management agreement between the Master Fund and LMPFA, the Master Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Master Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

During the year ended March 31, 2016, LMPFA waived fees and/or reimbursed expenses of $30,039.

LMPFA is permitted to recapture amounts waived and/or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense under certain circumstances.

At March 31, 2016, the Master Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2017	$220,048
Expires March 31, 2018	141,158
Expires March 31, 2019	30,039
Total fee waivers/expense reimbursements subject to recapture	$391,245

60	Permal Hedge Strategies Portfolio 2016 Annual Report

LMPFA provides administrative and certain oversight services to the Master Fund. LMPFA delegates to the sub-adviser the day-to-day portfolio management of the Master Fund. For its services, LMPFA pays Permal an amount equal to 1.00% of the Master Fund’s average monthly managed assets.

Fixed fees of the Portfolio Funds are generally expected to range from 1% to 3% annually of the value of the Master Fund’s investment and incentive allocations or fees of the Portfolio Funds are generally expected to range from 15% to 30% annually of a Portfolio Fund’s net profits or performance. These fixed fees and incentive allocations or fees of the Portfolio Funds are accounted for in the valuations of the Portfolio Funds and are not reflected in the management fees reflected in the Statement of Operations.

All officers and one Trustee of the Master Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Master Fund.

3. Investments

For the year ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of Portfolio Funds (excluding short-term investments) were as follows:

Purchases	$8,529,263
Sales	12,253,466

The purchases and sales amounts noted above include an in-kind transfer, in the amount of $1,079,263, where the Master Fund’s interests in Thoroughbred Offshore Fund, Ltd. were transferred to Palomino Fund, Ltd., effective January 1, 2015.

At March 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes were as follows:

Gross unrealized appreciation	$958,770
Gross unrealized depreciation	(6,352,098)
Net unrealized depreciation	$(5,393,328)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between the book and tax cost basis of the Portfolio Funds contributed to the Master Fund and differences between the book vs. taxable income and capital gains recognized on passive foreign investment companies treated as qualified electing funds.

4. Derivative instruments and hedging activities

For the year ended March 31, 2016, the Master Fund did not invest in any derivative instruments.

5. Financial instruments with off-balance sheet risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option

Permal Hedge Strategies Portfolio 2016 Annual Report	61

Notes to financial statements (cont’d)

contracts and entering into equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of its investment in the respective Portfolio Funds.

6. Redemption penalty

The Master Fund may be charged a redemption penalty for redeeming its interests of certain Portfolio Funds prior to the expiration of applicable lock-up periods. For the year ended March 31, 2016, the Master Fund did not incur a redemption penalty.

7. Contingencies

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Master Fund based on events which have not yet occurred. However, based on experience, the Master Fund believes the risk of loss from these arrangements to be remote.

8. Subsequent events

On January 22, 2016, certain affiliates of Legg Mason entered into an agreement with Mr. Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust Capital (“EnTrust”), and entities controlled by him, to combine the businesses of The Permal Group, of which Permal, the Master Fund’s subadviser, was a member, and EnTrust (the “Combination”).

On May 2, 2016, the Master Fund announced that the Combination of the businesses of The Permal Group and EnTrust became effective. As a result of the Combination, a new combined entity, EnTrustPermal LLC, was formed with Legg Mason owning 65% and Mr. Hymowitz and entities controlled by him owning 35%. The name of Permal was changed to EnTrustPermal Management LLC (“EnTrustPermal”), and it is a subsidiary of EnTrustPermal LLC, a new holding company. The Combination triggered the automatic termination provisions in the subadvisory agreement with respect to the Master Fund between LMPFA, the Master Fund’s investment manager, and Permal.

At a meeting of the Board of the Master Fund held on March 7, 2016, in anticipation of the Combination, the Board approved a new subadvisory agreement with EnTrustPermal (the “New Master Fund Subadvisory Agreement”), which is identical to the current subadvisory agreement, including the compensation paid thereunder, except for the dates and the names of the parties.

A Special Meeting of Shareholders took place on May 20, 2016 and on May 23, 2016, the Master Fund announced that shareholders approved the New Master Fund Subadvisory Agreement. The New Master Fund Subadvisory Agreement became effective upon shareholder approval and supersedes the interim subadvisory agreement that went into effect with respect to the Master Fund on May 2, 2016, when the Combination became effective. Effective on or about July 22, 2016, the name of the Master Fund will be changed to “EnTrustPermal Hedge Strategies Portfolio.”

62	Permal Hedge Strategies Portfolio 2016 Annual Report

Management has evaluated the impact of all subsequent events on the Master Fund through the date financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Permal Hedge Strategies Portfolio 2016 Annual Report	63

Report of independent registered public accounting firm

The Board of Trustees and Interestholders

Permal Hedge Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of Permal Hedge Strategies Portfolio (the “Master Fund”), including the schedule of investments, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from June 12, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the underlying portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Permal Hedge Strategies Portfolio as of March 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from June 12, 2013 (commencement of operations) to March 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 26, 2016

64	Permal Hedge Strategies Portfolio 2016 Annual Report

Board approval of management and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”) of Permal Hedge Strategies Portfolio (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Permal Asset Management, Inc. (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2015, the Board, including the Independent Trustees, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. The Fund employs a “fund of hedge funds” investment strategy pursuant to which the Fund invests primarily in underlying private investment vehicles (“Portfolio Funds”), typically referred to as “hedge funds.” To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and other funds in the same complex under the Board’s supervision (collectively, “Legg Mason Funds”), certain portions of which are discussed below. The Fund is a “master fund” in a master-feeder structure in which two other Legg Mason Funds (the “Feeder Funds”) invest all or substantially all of their respective assets in the Fund. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Funds, including the Feeder Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser. The membership of the Board and the memberships of the Feeder Fund boards are identical.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory and other services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Permal Hedge Strategies Portfolio	65

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Trustees, considered the factors below, among others. The discussion below is not intended to be all inclusive.

Nature, extent and quality of the services under the management agreements and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act and reviewed the compliance programs and capabilities of the Manager and the Sub-Adviser with the Chief Compliance Officer of the Fund.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, the Sub-Adviser, and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and other Legg Mason Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities thereunder, including its investment advisory duties, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services of the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Feeder Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund have been satisfactory under the circumstances.

66	Permal Hedge Strategies Portfolio

Fund performance

Although the boards of directors of the other Legg Mason Funds at the Contract Renewal Meeting received and considered comparative performance information and analyses for those other Legg Mason Funds prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, the Board has been advised by the Manager that Lipper does not actively track the performance of “funds of hedge funds” and that the Fund did not fit in any of the categories within Lipper’s classification system. Based upon the Manager’s view that the performance of the Feeder Funds is substantially dependent upon the performance of the Fund (except for the effect of Feeder Fund-level fees and expenses applicable to their various share classes) and, therefore, indicative of the Fund’s performance, the Manager did not provide the Board with performance information specifically for the Fund in connection with the Contract Renewal Meeting. In addition to the Manager’s view that the performance of the Feeder Funds is indicative of the Fund’s performance, the Board noted that it had received and discussed with the Manager and the Sub-Adviser at periodic intervals throughout the year information reporting not only on the performance of the Feeder Funds but also on the Fund’s performance in absolute terms and comparing the Fund’s performance against the HFRX Global Hedge Fund Index (the “HFRX Index”). At the Contract Renewal Meeting, the Board considered information prepared and provided by the Manager as to each Feeder Fund’s net performance in absolute terms and relative to the HFRX Index (identical in each case to the Fund’s benchmark) in evaluating the Fund’s performance. The information considered by the Board at the Contract Renewal Meeting indicated that, on a net asset value basis, the net investment returns of the Feeder Funds’ various share classes ranged from -5.18% to -4.39% for the twelve months ended September 30, 2015 and that each Feeder Fund had shares that outperformed the HFRX Index (and, therefore, the Fund’s benchmark) for such period. This information also showed that, on a net asset value basis, the net investment returns of the Feeder Funds’ various share classes ranged from -2.51% to -2.09% for the twelve months ended June 30, 2015 and that each class of the Feeder Funds’ shares underperformed the HFRX Index for such period. The Board noted its inability to assess the performance of the Fund or the Feeder Funds relative to comparable funds selected by an independent third party in light of the unavailability of comparative performance information from Lipper.

Based on the reviews and discussions of Fund and Feeder Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholder, especially in light of the need to continue the current investment programs of the Feeder Funds.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in

Permal Hedge Strategies Portfolio	67

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser.

The Board noted that the Sub-Advisory Fee payable to the Sub-Adviser under the Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the shareholders of the Fund pursuant to the Sub-Advisory Agreement. Lastly, the Board noted the Manager’s past advice that the Fund’s shareholders may pay management fees at two levels. In this regard, the Fund’s shareholders pay management fees directly through the Management Fee and indirectly through management and incentive fees charged by the Portfolio Funds.

The Board received no information from the Manager or Lipper regarding the Management Fee or overall expenses of the Fund. However, the Board received and considered information and analyses prepared by Lipper (the “Expense Information”) comparing each Feeder Fund’s Management Fee and the Feeder Fund’s overall expenses with those of funds in a peer group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. In the case of each Feeder Fund, the Expense Group consisted of seven other investment funds regarded by the Manager as comparable to that Feeder Fund. The Board noted that the small number and disparate sizes of the funds in the Expense Group made meaningful expense comparisons difficult. The Board noted its inability to assess the expenses of the Fund in absolute terms in light of the unavailability of any expense information specific to the Fund and to assess the expenses of the Fund relative to comparable funds selected by an independent third party in light of the unavailability of Lipper comparative expense information. The Expense Group funds varied widely in size, with assets ranging from $19.4 million to $16.5 million.

The Board considered that, to the extent a Feeder Fund invests all or substantially all of its assets in the Fund, the annual Feeder Fund Management Fee will be reduced by the aggregate Management Fee allocated to the Feeder Fund for its then current fiscal year from the Fund. Under this arrangement, neither of the Feeder Funds currently pays a Management Fee to its Manager but indirectly pays a portion of the Management Fee. The portion of the Management Fee, as well as the Fund’s other actual total expenses paid indirectly by each Feeder Fund, is reflected in the actual total expenses of that Feeder Fund.

The Board considered that the Fund not only incurs and pays its own direct operating expenses but also indirectly pays a share of the operating expenses of the Portfolio Funds, including management fees, performance-based incentive fees, administration fees, professional fees, and other operating expenses. Hedge funds also incur trading expenses and dividend and interest expenses, which are a by-product of leveraging or hedging activities by the funds.

The Expense Information, comparing each Feeder Fund’s actual total expenses to its Expense Group, showed, among other things, that the Feeder Fund’s gross fund level

68	Permal Hedge Strategies Portfolio

expenses ranked eighth among the funds in its Expense Group and were worse (i.e., higher) than the Expense Group average for that expense component. The Board noted that the small number of funds in the Expense Group, as well as the inclusion of disparate sizes of funds in the Expense Group, made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject to heightened regulatory requirements relative to institutional clients. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee, under the circumstances, were reasonable in light of the nature, extent, and overall quality of the combined management, investment advisory and other services provided to the Fund under the Management Agreements and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2015 and March 31, 2014. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the relationship with the Fund is not profitable to the Manager.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Manager noted the small asset size of the Fund and uncertainty as to growth in the Fund’s assets. The Board

Permal Hedge Strategies Portfolio	69

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

determined that the structure of the Management Fee was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue the Management Agreement and the Sub-Advisory Agreement for a period of one additional year. The Board noted that the Feeder Funds are the only shareholders in the Fund, that the Fund’s performance and expenses are reflected in the performance and expenses of the Feeder Funds, and that the Feeder Funds’ continued investment of all or substantially all of their respective assets is subject to review by the Feeder Funds in light of the interests of their respective shareholders. The principal factor identified by the Board in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement was the need to continue to provide a vehicle for investment of all or substantially all of the Feeder Funds’ assets in furtherance of their current respective investment programs. Otherwise, no single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.

*  *  *  *  *  *  *

The Board considered and approved interim and new subadvisory agreements between the Manager and the Sub-Adviser with respect to the Fund due to a change in control of the Sub-Adviser. For a discussion of the Board’s considerations with respect to the interim and new subadvisory agreements, see page 32.

70	Permal Hedge Strategies Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Hedge Strategies Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Trustees†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

38	Permal Hedge Strategies Fund I

Independent Trustees cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Permal Hedge Strategies Fund I	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Senior Adviser to Chief Executive Officer (since 2016), formerly, Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (2015 to 2016) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2007); formerly, CFO, Press Ganey Associates (health care informatics company) (2012 to 2014); formerly, Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

40	Permal Hedge Strategies Fund I

Interested Trustee and Officer:
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Trustee, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	155
Other board memberships held by Trustee during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Permal Hedge Strategies Fund I	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

42	Permal Hedge Strategies Fund I

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]

Effective August 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Permal Hedge Strategies Fund I	43

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A Kamerick, the Co-Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Kamerick as the Audit Committee’s financial expert. Ms. Kamerick is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal period ending March 31, 2015 and March 31, 2016 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $176,800 in 2015 and $178,600 in 2016.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2015 and $0 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Permal Hedge Strategies Portfolio.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Permal Hedge Strategies Portfolio requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Permal Hedge Strategies Portfolio, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2015 and for 2016; Tax Fees were 100% for 2015 and 2016; and Other Fees were 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Permal Hedge Strategies Portfolio, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Permal Hedge Strategies Portfolio during the reporting period were $0 in 2016.

(h) Yes. Permal Hedge Strategies Portfolio Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Permal Hedge Strategies Portfolio or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-822-5544, (2) on the fund’s website at www.permalhsf.com and (3) on the SEC’s website at http://www.sec.gov.

Background

EnTrustPermal Management LLC (“EnTrustPermal”) (formerly known as Permal Asset Management, LLC) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, EnTrustPermal will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

I. Policy

EnTrustPermal has adopted and implemented policies and procedures that it believes are reasonably designed to determine that proxies are voted in the best interests of clients. While the proxy policy serves as a guideline, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

PAMI and PCM’s Proxy Voting Policies are included as exhibits to the Compliance Manual.

PAMI is subject to additional requirements as specified in the addendum to this Overview and Procedures Memorandum.

II. ERISA Requirements

Advisers to ERISA plans have an obligation to take reasonable steps under the circumstances to verify that it receives the client’s proxies. The Department of Labor has also indicated that the investment adviser, having voted the proxies must properly document its vote by keeping adequate records.

EnTrustPermal must act prudently, solely in the interest of plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them when voting the proxies. EnTrustPermal must consider those factors that would affect the value of the plan’s investments and may not subordinate the interests of the plan participants and beneficiaries to unrelated objectives.

III. Proxy Voting Authority

In the case of discretionary clients, it will be assumed that EnTrustPermal has been granted proxy voting authority unless the advisory agreement clearly states otherwise.

IV. Voting Guidelines

The Proxy Administrator or the Proxy Administrator’s Assistant under the guidance of the Proxy Administrator will generally cast proxy votes, particularly on routine proposals, in accordance with management’s recommendations.

Routine proposals are those that do not change the structure, governing rules or operations of the corporation or portfolio fund to which the proxy relates. Traditionally, these routine issues include, among others, the approval of auditors; a change in company name and Board of Director elections.

The Proxy Administrator will determine how votes should be cast for issues that do not fall into a routine category, e.g., changes of redemption terms, by applying the general principals of this policy and by consulting with the Investment Managers of the clients holding the securities for which the proxies are to be voted, as necessary.

1 As of March 2012, these policies are only applicable to PAMI and PCM as EnTrustPermal UK and EnTrustPermal Dubai donot have any US domiciled clients and no other EnTrustPermal entity is registered with the SEC.

V. Voting Procedures

The Proxy Administrator or the Proxy Administrator’s assistant is generally responsible for voting proxies on time and for properly transmitting the executed proxy card to the issuer or appropriate proxy agent acting on the issuer’s behalf. At times proxies may be voted by other members of EnTrustPermal’s Investment Team.

The Proxy Administrator will not vote proxies if EnTrustPermal concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant, or the cost of voting the proxy exceeds the expected benefits to the clients or EnTrustPermal anticipates selling the security in the near future. This will be determined in consultation with the Investment Managers.

EnTrustPermal does not notify clients when it receives proxies for securities held in their accounts. However, clients have the right to submit their proxy voting preferences on any issue that is subject to a shareholder vote to the Proxy Administrator either at the time they enter into an advisory relationship with EnTrustPermal or as the need arises. The Legal and Compliance Department will maintain documentation of these requests.

VI. Adviser Activism

In instances where EnTrustPermal intends to take a public position in a proxy contest, EnTrustPermal must comply with all applicable reporting policies adopted by Legg Mason regarding such activity. The Proxy Administrator should contact the General Counselor Director or Global Compliance for assistance.

VII. Client Disclosure and Information

The Client Administration Department or the Local Compliance Officer, as applicable, will provide the Proxy Voting Statement to new clients.

Clients will be directed to submit requests for the proxy voting records to the Legal and Compliance Department. The Legal and Compliance Department will maintain documentation of these requests and will prepare a report for the client detailing the subject matter of each vote, the date of the vote and whether the matter was approved or rejected.

VIII. New Accounts\Holdings

The Client Administration Department will notify the custodians of clients’ accounts to send proxy statements to the attention of the Proxy Administrator. Custodians of accounts managed by third party portfolio managers will be requested to send the proxy statements directly to these portfolio managers.

IX. Conflicts of Interest

The Proxy Administrator will promptly report to the Legal and Compliance Department any attempts by others to influence EnTrustPermal’s voting of client proxies in a manner that appears to be inconsistent with the best interests of the clients.

The Proxy Administrator will monitor corporate actions so as to ascertain whether a potential material conflict of interest exists prior to voting client proxies.

The Local Compliance Officer will inform the Proxy Administrator of any instances where an Investment Manager has informed him/her that a potential material conflict of interest exists.

The Proxy Administrator will notify the Legal and Compliance Department of any potential material conflict of interest.

In the event that a material conflict of interest does exist, the General Counsel will determine any necessary disclosures relating to the conflict of interest that need to be made to the client. Client consent to the vote must be obtained prior to voting the proxy.

Occasionally, EnTrustPermal may invest a direct client account or a EnTrustPermal sponsored fund (“EnTrustPermal Fund”) into a EnTrustPermal Fund. In the event the EnTrustPermal Fund issues a proxy relating to a non-routine matter, the Director of Client Administration will obtain consent to the vote from the client (in the case of a direct client account) or an independent board member (in the case of a EnTrustPermal Fund).

In addition to reporting all potential material conflicts of interest, the Proxy Administrator will report to the Legal and Compliance Group any additional compliance related issues that arise in connection with the performance of his/her proxy-voting obligations.

X. Books and Records

The following books and records related to proxy voting activities will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office:

•	proxy statements received regarding client securities;

•	record of each vote cast;

•	a copy of any documentation created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and the written response to any client request for such records.

The Legal and Compliance Department will maintain a copy of the Proxy Voting Policies and Procedures and Proxy Voting Statements sent to clients.

Proxy Voting PAMI Addendum

I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Managed Accounts

The Proxy Administrator will not monitor or vote proxies held in accounts managed by third party portfolio managers (“Portfolio Managers”).

The Legal Department will verify that clients’ Investment Management Agreements with Portfolio Managers require that the Portfolio Managers vote all proxies for securities held in the account.

III. Voting Procedures For US Registered Investment Companies

Proxies Issued by US Registered Investment Companies

To avoid certain potential conflicts of interest, PAMI will employ echo voting, where required, when a US registered investment company it manages or advises invests in an underlying fund which is also a US registered investment company and such investment was made in reliance on Section 12(d)(1) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order. Echo voting means that PAMI will vote the shares in the same proportion as the vote of all of the other holders of the underlying US registered investment company’s shares.

PAMI may opt to vote these proxies in accordance with its general voting procedures where it deems appropriate and in compliance with applicable law and/or regulatory requirements.

Proxies Issued by Exchange Traded Funds

PAMI will echo vote proxies issued by an underlying portfolio which is a US exchange-traded fund to the extent required by the procedures of the US registered investment company it manages or advises.

The procedures for the Legg Mason EnTrustPermal Tactical Allocation Fund and the EnTrustPermal Hedge Strategies Fund are incorporated by reference into this policy.

Proxies Issued by Securities Received as Part of a Redemption in Kind

PAMI contemplates that there may be instances where a US registered investment company it manages or advises may temporarily own a basket of securities other than US registered investment companies (“Non-fund Securities”) generally due to being redeemed in kind from an underlying US registered investment company. It is generally PAMI’s policy to seek to liquidate the Non-Fund Securities received as soon as practicable. In such instances, PAMI does not intend to vote any proxies issued by a Non-Fund Security whose proxy record date happens to fall during the period the Non-Fund Security is owned by the PAMI client.

Proxy Voting PCM Addendum

I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Conflicts of Interest

In any instance where there is a material conflict of interest relating to a proxy vote and the client is a limited partnership for which PCM or an affiliate serve as GP, the Local Compliance Officer will obtain consent to the vote from either a member of the fund’s Investment or Advisory Committees who is not affiliated with PCM or an independent third party retained by the fund.

Proxy Voting

Permal UK Addendum

This UK Addendum must be read in conjunction with the AIFMD Procedures Manual that appears at Section XLI of this Compliance Manual. To the extent that there is a conflict between the provisions of this UK Addendum and the provisions of The AIFMD Procedures Manual, the terms of the latter shall prevail.

I. Background

Under the Alternative Investment Fund Managers Directive (“AIFMD”), firms are required to adopt strategies for the exercise of voting rights [Article 37 – Level 2].

Permal UK has adopted a Proxy Voting Policy that constitutes written policies and procedures reasonably designed to ensure that it, as an Alternative Investment Fund Manager (“AIFM”), votes client securities in the best interests of the client.

II. Policy

At a minimum, Permal UK’s Proxy Voting Policy:

•	Provides how it addresses material conflicts that may arise between its interests and those of its clients;

•	Discloses to its clients how they may obtain information from Permal UK about how it voted the securities on behalf of clients;

•	Describes to its clients Permal UK’s proxy voting policies and procedures;

•	Describes how clients may obtain a copy of the Proxy Voting Policy.

III. Procedures

•	Permal documents how it has voted the securities on behalf of each client.

•	Permal documents any material conflicts between Permal UK’s interests and those of one or more of its clients and how it resolved that conflict.

IV. Compliance Review

Once per year, the Permal UK Compliance Officer will:

•	Review Permal UK’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy; and

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favour of the client’s interests.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Javier F. Dyer EnTrustPermal 900 Third Avenue New York, NY 10022	Since 2012	Deputy Chief Investment Officer and Portfolio Manager of EnTrustPermal Management LLC (“EnTrustPermal”) (formerly known as Permal Asset Management, LLC) and the lead Portfolio Manager for Permal Fixed Income Holdings N.V. and co-portfolio manager for Permal Investment Partners, LP and Permal Multi-Manager-Funds (Lux) Advantage Multi-Strategy Fund. In addition, his responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income and credit related strategies. He has been with The Permal Group since 2003.

Alexander Pillersdorf EnTrustPermal 900 Third Avenue New York, NY 10022	Since 2012	Senior Financial Analyst and Co-Portfolio Manager of Permal Fixed Income Holdings N.V, Permal Emerging Markets Holdings N.V., Legg Mason Permal Tactical Allocation Fund, Legg Mason Permal Global Absolute Fund and Permal Silk Road Fund Ltd. He joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Javier F. Dyer	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	7	3.8 billion	4	2.9 billion
	Other Accounts	3	439.9 million	3	439.9 million

Alexander Pillersdorf	Other Registered Investment Companies	1	228.0 million	None	None
	Other Pooled Vehicles	11	4.0 billion	7	3.0 billion
	Other Accounts	6	878.4 million	3	439.9 million

(a)(3): Portfolio Manager Compensation

EnTrustPermal portfolio managers earn from EnTrustPermal a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of EnTrustPermal’s compensation committee. No EnTrustPermal portfolio managers are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living may also be considered. EnTrustPermal conducts compensation reviews periodically, often following a performance review.

EnTrustPermal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, EnTrustPermal provides employees with a 401(k) plan and has a matching contribution program in connection with the 401(k) plan.

Potential Conflicts of Interest

The investment activities of the subadviser, the investment advisers of the underlying funds and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the fund and its shareholders. The Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the fund’s investment program. The Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the fund. The trading activities of the Related Parties are carried out without reference to positions held directly or indirectly by the fund. In addition, and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use underlying funds that are either already a part of the fund’s portfolio or that may be appropriate for investment by the fund. In some cases, these underlying funds may be capacity constrained. The Related Parties are under no obligation to provide the fund with capacity with respect to these underlying funds and, accordingly, the fund may not have exposure or may have reduced exposure with respect to these underlying funds. The fund’s operations may give rise to other conflicts of interest that could disadvantage the fund.

Certain Related Parties participate in the fixed income, equity and other markets in which the fund directly or indirectly invests. In addition, certain Related Parties are actively engaged as investors, advisers and/or market makers, agents and principals in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the fund (directly or through the underlying funds) may be invested, and these activities may have a negative effect on the fund.

Certain Related Parties may give advice and take action with respect to any of their clients or proprietary or other accounts that may conflict with the advice given to the fund, or may involve a different timing or nature of action taken than with respect to the fund. Such transactions, whether with respect to proprietary accounts, customer accounts other than those advised by the manager or the subadvisers, or certain other accounts that are advised by the manager or the subadvisers, may affect the prices and availability of the securities, currencies and other instruments in which the fund (directly or indirectly through the underlying funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the fund (directly or indirectly through the underlying funds) for investment opportunities. As a result, transactions for the fund (directly or indirectly through the underlying funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the fund may be negatively affected. The results of the investment activities of the fund may differ significantly from the results achieved by Related Parties for other accounts managed by them. This may have a negative effect on the fund.

Subject to applicable regulatory requirements, the fund may invest (directly or indirectly through the underlying funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the fund (directly or indirectly through the underlying funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain Related Parties may buy and sell securities or other investments for their own accounts, including interests in the underlying funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the investment manager or the subadvisers that are the same, different from or made at different times than positions taken for the fund or an underlying fund in which the fund participates. In connection with the above, each of the fund, the manager and the subadvisers have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

Accounts or underlying funds managed or advised by Related Parties (including those managed by the manager and subadvisers) may have investment objectives that are similar to those of the fund and/or may engage in transactions in the same types of securities, currencies and instruments as the fund, and from which the manager, the subadvisers or other Related Parties may receive more or less compensation for its services than the manager and subadvisers receive from the fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and their personnel may have a proprietary interest, may compete with the fund for appropriate investment opportunities. For example, investment advisers of the underlying funds may limit the number of investors in or size of an underlying fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable underlying funds, the funds available for allocation at any given time and the investment objectives of the fund and such other funds and accounts. Allocation of investment opportunities among the fund and other funds and accounts will be made by the subadvisers or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including investment advisers of the underlying funds selected by the fund, and may also invest in underlying funds in which the fund invests on terms different from the interests held by the fund. In addition, Related Parties may have other business relationships with such investment advisers. Related Parties may perform or seek to perform investment banking and other financial services for, and will receive compensation from, underlying funds, the sponsors of underlying funds, companies in which underlying funds invest or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the fund and may be received before the fund realizes a return on its investment. Related Parties may also provide brokerage services to underlying funds or act as a prime broker for underlying funds in compliance with applicable law, including, without limitation, the 1940 Act. In connection with such brokerage services, Related Parties may provide research products and services to the underlying funds. Due to such relationships, the subadvisers may face a conflict in evaluating the applicable investment advisers of the underlying funds or underlying funds. Moreover, as a result of certain of such relationships, Related Parties may take actions with respect to an underlying fund, such as making a margin call, that may materially adversely affect such underlying fund and, therefore, the fund.

Related Parties may, from time to time, purchase shares of the fund. Any redemption of shares held by the Related Parties will be effected pursuant to the fund’s redemption policies. Such redemptions may have an adverse effect on the fund’s investment strategies, the breadth of their allocation of investments and on the fees, expenses and costs incurred by the fund.

To the extent permitted by applicable law, including, without limitation, the 1940 Act, an underlying fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The manager, the subadvisers and other Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the fund except in accordance with applicable law. However, subject to compliance with applicable law, including without limitation, the 1940 Act, the fund may engage in transactions with accounts that are affiliated with the fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where a subadviser has determined that it would be appropriate for the fund to purchase and a subadviser or another client of the Related Parties to sell, or the fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

To the extent permitted by applicable law (including, without limitation, the 1940 Act), the fund (directly or indirectly through underlying funds) may purchase investments that are issued, or the subject of an underwriting or other distribution, by Related Parties. It is anticipated that the commissions, mark-ups and mark-downs charged by Related Parties will be, in their view, commercially reasonable, although Related Parties will have an interest in obtaining commission rates, mark-ups and mark-downs that are favorable to such Related Parties.

Purchases or sales of securities for the account of the fund may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). In the event that it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices would be averaged, and the fund will be charged or credited with the average price. Thus, the effect of the aggregation may be disadvantageous to the fund on some occasions. In addition, under certain circumstances, the fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. It is expected that the underlying funds generally will follow the same practice, but there is no guarantee that they will do so. The manager or a subadviser may invest the fund’s assets in underlying funds or managed accounts managed by investment advisers affiliated with the Related Parties.

The manager or a subadviser may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest in that the manager or a subadviser may have an incentive to allocate the investment opportunities that it believes might be the most profitable to such other accounts instead of allocating them to the fund.

Conflicts of Interest of Underlying Fund Investments

The subadvisers anticipate that each investment adviser of an underlying fund will consider participation by the applicable underlying fund in all appropriate investment opportunities that are also under consideration for investment by the investment advisers of the underlying funds for other funds and accounts managed by the investment adviser (“Underlying Adviser Accounts”) that pursue investment programs similar to that of the applicable underlying funds or the fund. However, there can be no guarantee or assurance that investment advisers of the underlying funds will follow such practices or that an investment adviser will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an investment adviser of an underlying fund will cause its Underlying Adviser Accounts to commit a larger percentage of their assets to an investment opportunity than to which the investment adviser of the underlying fund will commit assets of the underlying fund. Circumstances may also arise under which an investment adviser of the underlying fund will consider participation by its Underlying Adviser Accounts in investment opportunities in which the investment adviser intends not to invest on behalf of the underlying fund, or vice versa.

Situations may occur where the fund could be disadvantaged by investment activities conducted by the investment adviser of an underlying fund for the Underlying Adviser Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an underlying fund in which the fund and/or Underlying Adviser Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of underlying fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An investment adviser of an underlying fund may from time to time cause an underlying fund to effect certain principal transactions in securities with one or more Underlying Adviser Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the portfolio managers determine it is appropriate for the underlying fund to purchase and an Underlying Adviser Account to sell, or the underlying fund to sell and the Underlying Adviser Account to purchase, the same security or instrument on the same day.

Each investment adviser of an underlying fund and its affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including shares in underlying funds, and may have conflicts of interest with respect to investments made on behalf of an underlying fund in which the fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the underlying fund for their own accounts that are the same as, different from or made at different times than positions taken for the underlying fund. Future investment activities of the investment adviser of the underlying funds, or their affiliates, and the principals, members, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the fund.

Investment advisers of the underlying funds or their affiliates may from time to time provide investment advisory or other services to underlying funds and other entities or accounts managed by the investment advisers or their affiliates. In addition, investment advisers of the underlying funds or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the investment adviser) may provide to one or more Underlying Adviser Accounts.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio manager as of March 31, 2016.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Javier F. Dyer	A
Alexander Pillersdorf	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Permal Hedge Strategies Portfolio

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 31, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 31, 2016